UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 23, 2003
(Date of earliest event reported)

CYGNUS, INC.

(Exact name of registrant as specified in its Charter)

0-18962
(Commission file number)

DELAWARE (State or other jurisdiction of incorporation)	94-2978092 (IRS Employer Identification No.)

400 Penobscot Drive
Redwood City, California
(Address of principal executive offices including zip code)
(650) 369-4300
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 5. Other Events and Required FD Disclosure.

On December 23, 2003 Cygnus, Inc. (“Cygnus”) and Sankyo Pharma Inc. issued press releases announcing that they had settled the lawsuit between the parties regarding distribution and marketing of the GlucoWatch G2® Biographer in the United States.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press Release issued by Cygnus, Inc. on December 23, 2003.

99.2	Press Release issued by Sankyo Pharma Inc. and Cygnus, Inc. on December 23, 2003.

99.3	Agreement for Global Resolution and Mutual Release of all Claims between Cygnus, Inc. and Sankyo Pharma Inc. dated December 23, 2003.

2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2003	CYGNUS, INC.

	By:	/s/Barbara G. McClung

Barbara G. McClung Senior Vice President and General Counsel

3.

Exhibit Index

99.1	Press Release issued by Cygnus, Inc. on December 23, 2003.

99.2	Press Release issued by Sankyo Pharma Inc. and Cygnus, Inc. on December 23, 2003.

99.3	Agreement for Global Resolution and Mutual Release of all Claims between Cygnus, Inc. and Sankyo Pharma Inc. dated December 23, 2003.